Retrospective Application of Change in Accounting Policy	12 Months Ended
Dec. 31, 2016
New Accounting Pronouncements and Changes in Accounting Principles [Abstract]
Retrospective Application of Change in Accounting Policy

Note 19 Retrospective Application of Change in Accounting Policy

Effective January 1, 2017, U.S. Cellular elected to change the classification of interest income on equipment installment plan contracts from Interest and dividend income to Service revenues in the Consolidated Statement of Operations.  U.S. Cellular believes this classification is preferable because financing of devices as part of enrolling customers for service is an activity that is central to U.S. Cellular’s operations, and it is consistent with the presentation by others in the industry.  As a result of this change in classification, Service revenues for the year ended December 31, 2016, 2015 and 2014 increased by $51 million, $34 million and $9 million from previously reported amounts, with corresponding decreases in Interest and dividend income.  This change did not have an impact on Income before income taxes, Net income, or Earnings per share for the year ended December 31, 2016, 2015 or 2014, nor did it have a cumulative impact to Retained earnings as of any date presented.

The following tables provide information regarding the impact of these revisions on selected consolidated financial data:

	2016		2015		2014
Year Ended December 31, 2016	As previously reported[1]	As adjusted	As previously reported[1]	As adjusted	As previously reported[1]	As adjusted
(Dollars in millions)
Operating Revenues
Service	$3,030	$3,081	$3,350	3,384	3,398	3,407
Total operating revenues	3,939	3,990	3,997	4,031	3,893	3,902

Operating income (loss)	(3)	48	313	347	(143)	(134)

Investment and other income (expenses)
Interest and dividend income	57	6	36	2	12	3
Total investment and other income	85	34	91	57	84	75

[1]	In Annual Report on Form 10-K for the year ended December 31, 2016, filed on February 24, 2017.